Exhibit 10.9
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.
Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMSOFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24 & 301. REQUISITION NUMBERExhibit 10.9
| | | | | | | | | | | | | | | | | | | PAGE 1 OF 10 — 3. AWARD / EFFECTIVE 6 . SOLICITATION 2. CONTRACT NO. DATE 5. SOLICITATION NUMBER ISSUE DATE 200-2005-11811 See Block 31c 4. ORDER NUMBER 2005-B-01697 01/05/2005 —— —— —— — 8. OFFER DUE DATE/ a . NAME b. TELEPHONE NUMBER (no collect calls) LOCAL TIME 7. FOR SOLICITATION INFORMATION CALL: Linda Williams (770) 488-2692 02/01/2005 —— —— —— — 10. THIS ACQUISITION IS UNRESTRICTED 12. DISCOUNT TERMS 9. ISSUED BY SET ASIDE: % FOR SEE SCHEDULE Department of Health and Human Services SMALL BUSINESS 13a. THIS CONTRACT IS A RATED ORDER Office of Public Health Emergency Preparedness SMALL DISADV. BUSINESS UNDER DPAS (15 CFR 700) Office of Research and Development Coordination 8(A) 13b. RATING 200 Independence Avenue, SW, Room 636G SIC: 14. METHOD OF SOLICITATION Washington, DC 20201 CODE SIZE STANDARD: RFQ IFB X RFP —— —— —— — Williams 16. ADMINISTERED BY Centers for Disease Control and Prevention (PGO) 15. DELIVER TO Acquisition & Assistance Branch 8, Team 1 SEE C.1.1 2920 Brandywine Road, Room 3120 SMALL BUSINESS CODE Atlanta, GA 30341-5539 CODE 2536 —— —— — CODE 18a. PAYMENT WILL BE MADE BY CODE 434 —— Centers for Disease Control and Prevention (FMO) — P.O. Box 15580 (404) 498-4050 Atlanta, GA 30333 BioPort Corporation 3500 North Martin Luther King, Jr. Blvd. Lansing, MI 48906 TIN: 38-3412788 TELEPHONE NO. (301) 590-0129 ext. 518 Robert Shumate ITEM SUPPLIES / SERVICES QTY —— —— — 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18A UNLESS BLOCK BELOW 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER SEE ADDENDUM —— — 19. 20. 21. 22. 23. 24. ITEM NO. SCHEDULE OF SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT —— —— —— —— —— — “See Continuation Page” (Attach Additional Sheets as Necessary)
25. ACCOUNTING AND APPROPRIATION DATA Appropriation: 7550140 CAN: 921Z02A OCC: 2641 26. TOTAL AWARD AMOUNT (For Govt. Use Only) Allowance: A2AYS Amount: $122,737,000.00 $122,737,000.00
—— —
27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ARE ARE NOT ATTACHED. 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ARE ARE NOT ATTACHED. — 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES 29. AWARD OF CONTRACT: REFERENCE OFFER TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH TO THE TERMS AND CONDITIONS SPECIFIED HEREIN. HEREIN, IS ACCEPTED AS TO ITEMS:
—— —
30a. SIGNATURE OF OFFEROR/CONTRACTOR 31a . UNITED STATES OF AMERICA (Signature of Contracting Officer) /s/ Robert G. Kramer /s/ Lorenzo J. Falgiano — 30b. NAME AND TITLE OF SIGNER (Type or print) 30c. DATE SIGNED 31b . NAME OF CONTRACTING OFFICER (Type or print) 31c. DATE SIGNED Robert G. Kramer, President & CEO 5/5/05 Lorenzo J. Falgiano May 05 2005 —— —— —— —
32a. QUANTITY IN COLUMN 21 HAS BEEN 33. SHIP NUMBER RECEIVED INSPECTED PARTIAL FINAL 34. VOUCHER NUMBER —— —— —
32b. SIGNATURE OF AUTHORIZED GOV’T REPRESENTATIVE 32c. DATE 41a. I CERTIFY THIS AMOUNT IS CORRECT AND PROPER FOR PAYMENT 36 . PAYMENT 41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER 41c. DATE COMPLETE PARTIAL FINAL 37. CHECK NUMBER —— —— —
38. S/R ACCOUNT NUMBER 39. S/R VOUCHER NUMBER 40. PAID BY 42a. RECEIVED BY (Print) —
42b. RECEIVED AT (Location ) 42c. DATE REC’D 42d. TOTAL CONTAINERS — AUTHORIZED FOR LOCAL REPRODUCTION SEE REVERSE FOR OMB CONTROL NUMBER AND PAPERWORK BURDEN STATEMENT STANDARD FORM 1449 (10-95)

Page i

Contract No. 200-2005-11811
SECTION B — CONTINUATION OF SF1449
Contract Schedule
AVA available doses for the period May 2005 — December 2005, as projected in Table E.1 of the final revised proposal dated March 8, 2005.

ITEM NO.	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0001	BioThrax Vaccine	[**] Doses	$[**]	$75,237,000.00
	Anthrax Vaccine Adsorbed (AVA)
	BioThrax®
AVA available doses for the period January 2006 — September 2006, as projected in Table E.1 of the final revised proposal dated March 8, 2005.

ITEM NO.	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0002	BioThrax Vaccine	[**]	$[**]	$47,500,000.00
	Anthrax Vaccine Adsorbed (AVA)	Doses
	BioThrax®
OPTION I*

ITEM NO.	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0003	BioThrax Vaccine	5,000,000	TBD	TBD*
	Anthrax Vaccine Adsorbed (AVA)	Doses
	BioThrax®

*	Following execution of the contract, the government agrees to meet with the contractor to discuss an option to procure 5 million additional doses of AVA. Since the option price nor the performance period has been agreed upon at contract execution the clauses found at FAR 52.217-7 and 52.217-9 are not included.

TOTAL: 5,000,000 Doses	$122,737,000.00

There are no clauses/provisions included in this section.

Contract No. 200-2005-11811
SECTION C — CONTRACT CLAUSES

FAR SOURCE	TITLE AND DATE
52.212-4	Contract Terms and Conditions — Commercial Items (Oct 2003)
52.243-1	Changes — Fixed Price
52.247-30	F.O.B. Origin, Contractor’s Facility
Addendum to 52.212-4, Contract Terms and Conditions — Commercial Items (Oct 2003)
C.1.1 Method of Delivery
a.	Delivery of the BioThrax Vaccine shall be F.O.B.Origin, Contractor’s Facility.

b.	The USG will receive and transport product from the manufacturer monthly, on or about the 15th of each month or such mutually acceptable date, during the life of the contract.

c.	Inspection/Acceptance: Prior to acceptance of the product by the Strategic National Stockpile (SNS), the contractor shall provide approximately 2 week advanced notification of the amount of product that will be available, so that the USG may plan for the necessary logistics. Notice of availability of product with supporting documentation shall be provided to the Project Officer, Walter Lange at (202)401-4848.

d.	Acceptance of the product shall be deemed to have occurred after USG inspection and in accordance with C.1.2 below, and upon delivery of the FDA-released product to the USG designated carrier on the monthly transport date as provided in (b.) above. Contractor will invoice the USG immediately upon acceptance.
     (End of Clause)
C.1.2 Packing Requirements
The product will be delivered to the Government’s carrier in boxes, on pallets, at Contractor’s facility on the designated pick up days. The pallets will be stacked according to the load plan (Attachment D.2) and stretch wrapped on a pallet, after government inspection, to prevent shifting/damage during transit. (Note: Attachment D.2 is based on theoretical 180,000 dose lot size; actual loading may vary slightly based upon lot yield). Contractor is not required to deliver the product in any other configuration under this contract. Contractor will store the product in validated cold rooms at 2-8 degrees Celsius until turned over to the USG designated carrier. In accordance with the FOB origin clause, the USG will be responsible for cold storage conditions (i.e. — maintaining the product at 2-8 degrees Celsius) after pick up by the USG designated carrier.
(End of Clause)
C.1.3 Excusable Delay
FAR 52.212-4 Contract Terms and Commercial Provisions, Part (f) is amended as follows:
(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. Furthermore, the Contractor will not be in default under this contract if it is unable to deliver AVA doses in accordance with any delivery schedule because of the action or inaction of the FDA, except to the extent that such action or inaction is a direct consequence of the negligence or willful misconduct of the Contractor. Additionally, the Contractor will not be in default of this contract in the event that deliveries are delayed as a result of another Government agency placing an order for AVA doses that is determined to have priority over this contract under the Defense Priority Allocation System or under any other reasonable legal justification. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement or any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.
(End of Clause)

Contract No. 200-2005-11811
C.2 FAR 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders — Commercial Items (May 2004)
(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clause, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (Aug 1996)(31 U.S.C 3553).
(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
[Contracting Officer shall check as appropriate.]
☑ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995)(41 U.S.C. 253g and 10 U.S.C. 2402).
☐ (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999)(15 U.S.C. 657a).
☐ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer)(15 U.S.C. 657a).
☐ (4) (i) 52.219-5, Very Small Business Set-Aside (June 2003)(Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).
☐ (ii) Alternate I (Mar 1999) of 52.219-5.
☐ (iii) Alternate II (June 2003) of 52.219-5.
☐ (5) (i) 52.219-6, Notice of Total Small Business Aside (June 2003) (15 U.S.C. 644).
☐ (ii) Alternate I (Oct 1995) of 52.219-6.
☐ (6) (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003)(15 U.S.C. 644).
☐ (ii) Alternate I (Oct 1995) of 52.219-7.
☐ (7) 52.219-8, Utilization of Small Business Concerns (Oct 2000) (15 U.S.C. 637(d)(2) and (3)).
☐ (8) (i) 52.219-9, Small Business Subcontracting Plan (Jan 2002)(15 U.S.C. 637 (d)(4)).
☐ (ii) Alternate 1 (Oct 2001) of 52.219-9.
☐ (iii) Alternate II (Oct 2001) of 52.219-9.
☐ (9) 52.219-14, Limitations on Subcontracting (Dec 1996)(15 U.S.C. 637(a)(14)).
☐ (10) (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (June 2003)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
☐ (ii) Alternate I (June 2003) of 52.219-23.
☐ (11) 52.219-25, Small Disadvantaged Business Participation Program — Disadvantaged Status and Reporting (Oct 1999)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

Contract No. 200-2005-11811
☐ (12) 52.219-26, Small Disadvantaged Business Participation Program – Incentive Subcontracting (Oct 2000)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
☐ (13) 52.222-3, Convict Labor (June 2003)(E.O. 11755).

Contract No. 200-2005-11811
☑ (14) 52.222-19, Child Labor — Cooperation with Authorities and Remedies (Jan 2004) (E.O. 13126).
☑ (15) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).
☑ (16) 52.222-26, Equal Opportunity (Apr 2002)(E.O. 11246).
☑ (17) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).
☑(18) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998)(29 U.S.C. 793).
☑ (19) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).
☐ (20) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000)(42 U.S.C. 6962(c)(3)(A)(ii)).
☐ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).
☐ (21) 52.225-1, Buy American Act — Supplies (June 2003)(41 U.S.C. 10a-10d).
☐ (22) (i) 52.225-3, Buy American Act —Free Trade Agreement — Israeli Trade Act (Jan 2004)(41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77,108-78).
☐ (ii) Alternate I (Jan 2004) of 52.225-3.
☐ (iii) Alternate II (Jan 2004) of 52.225-3.
☐ (23) 52.225-5, Trade Agreements (Jan 2004)(19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).
☑ (24) 52.225-13, Restrictions on Certain Foreign Purchases (Oct 2003) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
☐ (25) 52.225-15, Sanctioned European Union Country End Products (Feb 2000)(E.O. 12849).
☐ (26) 52.225-16, Sanctioned European Union Country Services (Feb 2000)(E.O. 12849).
☐ (27) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
☐ (28) 52.232.30, Installment Payments for Commercial Items (Oct 1995)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
☑ (29) 52.232-33, Payment by Electronic Funds Transfer — Central Contractor Registration (Oct. 2003)(31 U.S.C. 3332).
☐ (30) 52.232-34, Payment by Electronic Funds Transfer — Other Than Central Contractor Registration (May 1999)(31 U.S.C. 3332).
☐ (31) 52.232-36, Payment by Third Party (May 1999)(31 U.S.C. 3332).
☑ (32) 52.233-4, Applicable Law for Breach of Contract Claim.
☐ (33) 52.239-1, Privacy or Security Safeguards (Aug 1996)(5 U.S.C. 552a).
☐ (34) 52.244-2, Subcontracts

Contract No. 200-2005-11811
☐ (35) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003)(46 U.S.C. 1241 and 10 U.S.C. 2631).
☐ (ii) Alternate I (Apr 1984) of 52.247-64.

Contract No. 200-2005-11811
(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:
[Contracting Officer check as appropriate.]
☐ (1) 52.222-41, Service Contract Act of 1965, as Amended (May 1989)(41 U.S.C. 351, et seq.).
☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts) (May 1989)(29 U.S.C.206 and 41 U.S.C. 351, et seq.).
☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Feb 2002)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989)(41 U.S.C. 351, et seq.).
(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records — Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7,
Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause —
(i) 52.219-8, Utilization of Small Business Concerns (Oct 2000)(15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (Apr 2002)(E.O. 11246).
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998)(29 U.S.C. 793).
(v) 52.222-41, Service Contract Act of 1965, as Amended (May 1989), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)

Contract No. 200-2005-11811
(vi) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Apr 2003)(46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64,

Contract No. 200-2005-11811
(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of Clause)
C.3 FAR 52.212-5 Alternate I Contract Terms and Conditions Required to Implement Statutes or Executive Orders — Commercial Items — Alternate I (Feb 2000)
As prescribed in 12.301(b)(4), delete paragraph (d) from the basic clause, redesignate paragraph (e) as paragraph (d), and revise the reference to “paragraphs (a), (b), (c), or (d) of this clause” in the redesignated paragraph (d) to read “paragraphs (a), (b), and (c) of this clause”.

(End of Alternate)
C.4 Indemnification
The United States Government agrees that vaccine delivered under this contract will not be used in humans unless indemnification has been approved in accordance with FAR Subpart 50.4 that is mutually agreeable to both parties. As a requirement of indemnification, the Contractor will apply to the Department of Homeland Security (DHS) for liability protection under the terms of the SAFETY ACT (6 U.S.C. 441 to 444; see also 6 C.F.R. part 25).

(End of Clause)
C.5 Insurance Related to SAFETY Act Application
Should the United States Government require the contractor to obtain additional insurance in connection with making application under the SAFETY Act in accordance with C.4 of the contract, the requirement to obtain additional insurance shall be deemed a change in accordance with FAR 52.243-1. FAR 52.243-1 is hereby incorporated for this purpose. All other changes will be governed by FAR 52.212-4(c).

(End of Clause)
C.6 Dissemination of Information
No information related to the performance or content of this contract or the data obtained or generated under this contract shall be released or otherwise publicized without prior written approval of the Contracting Officer, which approval shall not be unreasonably withheld or delayed; provided, however, that no such written approval shall be required for release of information concerning this Contract to Contractor’s lenders in connection with Contractor’s financing activities, to third parties performing due diligence on Contractor in connection with Contractor’s capital raising activities or proposed mergers, acquisitions or other business combinations, or disclosure as may be required by law, rule, regulation, court ruling or similar order. In any event the Contractor shall notify the government prior to the release of any information associated with this contract. Clearance for any press release related specifically to this contract must be approved by the Office of Public Affairs, Office of the Secretary of DHHS.

(End of Clause)
C.7 Prohibition on Contractor Involvement with Terrorist Activities
The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to Executive Order 13224 and Public Law 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must also be included in all subcontracts issued to support performance under this contract.

(End of Clause)
C.8 Invoice Submission (July 1999)
(a)	The Contractor shall submit an original and one (1) copy of contract invoices to the address shown below:

Centers for Disease Control and Prevention Procurement and Grants Office Attn: Linda F. Williams, Contract Specialist 2920 Brandywine Road, Room 3120 Atlanta, Ga. 30341

Contract No. 200-2005-11811
(b)	The contractor shall submit one (1) copy of each invoice to our Financial Management Office:

Centers for Disease Control and Prevention FMO PO Box 15580 Atlanta, GA 30333
(c)	The Contractor agrees to include (as a minimum) the following information on each invoice:

(1) Contractor’s Name & Address

(2) Contractor’s Tax Identification Number (TIN)

(3) Contract Number

(4) Invoice Number

(5) Invoice Date

(6) Contract Line Item Number

(7) Quantity

(8) Unit Price & Extended Amount for each line item

(9) Total Amount of Invoice

(10) Name, title and telephone number of person to be notified in the event of a defective invoice

(11) Payment Address or Electronic Funds Transfer (EFT) banking information.

(12) Material Receiving Report — Signed by USG Representative.
(End of Clause)
C.9 Government Assistance to Contractor in Litigation
In the event that a claim or suit for damages is brought against the Contractor by a third party arising out of it’s performance of this contract, the Government will provide reasonable and timely access to documents, potentially relevant to the Contractor’s assertion of defenses to any dispute with a third party, including, but not limited to a claim for bodily injury or other damages allegedly arising out of the use or ingestion of any product delivered to the Government under this contract. In addition, the Government will consider any request from the Contractor, to assist the Contractor in litigation, including a request to support the Contractor’s assertion of appropriate defenses, including, but not limited to, the government contractor defense. If and when appropriate, the Government will file papers in support of the Contractor’s assertion of its defenses in such disputes. The USG will assist the Contractor in resolving the Contractor’s liability concerns related to this contract and will not take any public position adversely affecting the Contractor’s requirement for full indemnification before the vaccine may be used in humans consistent with this Contract.
(End of Clause)
C.10 Data Rights
Data submitted by the Contractor, whether in this proposal, during negotiations, or after award shall be solely for the purpose of negotiation of an award or, after award, administering the contract. All data submitted shall be considered proprietary and confidential and shall not be distributed outside of the Government or for use, other than specified above, without the advance written consent of the Contractor.
(End of Clause)
C.11 Notification of Utilization
The USG agrees to notify the Contractor of any ultimate use of the Government owned vaccine provided by the Contractor to the SNS. This information is necessary for the investigation of adverse event claims and adverse event reporting
(End of Clause)

Contract No. 200-2005-11811
SECTION D — CONTRACT DOCUMENTS, EXHIBITS OR ATTACHMENTS
Section D — List Of Attachments

Item	Description	Attachment
1	Statement of Work	D.1

2	BioPort Load Plan	D.2

3	ACH Vendor/Miscellaneous Payment	D.3
Enrollment Form

Attachment D.1, Contract No. 200-2005-11811
STATEMENT OF WORK
Acquisition of Licensed Anthrax Vaccine Adsorbed (BioThrax ®)
for the Strategic National Stockpile (SNS)
D.1 Background and Need
The Federal Response Plan of the Department of Homeland Security designates the Department of Health and Human Services (HHS) as the lead agency for public health and medical response to manmade or natural disasters. In 2002, HHS established the Office of Public Health Emergency Preparedness (OPHEP). This office is responsible for the implementation of a comprehensive HHS strategy to protect from, and be prepared to respond to, acts of bioterrorism and other public health emergencies threatening the civilian population. The Office of Research and Development Coordination (ORDC) in OPHEP has the primary responsibility within HHS to contract for large-scale manufacturing and delivery of licensed and licensable products to the Strategic National Stockpile (SNS) in preparation for response to a public health emergency.
Recent, significant changes in both the nature, regularity, and degree of the threat posed by the use of infectious agents as weapons of biological warfare have generated increased concern for the safety of the general American populace. Following the deliberate exposure of citizens of the United States to Bacillus anthracis (B. anthracis) spores in 2001, there is an urgent need to stockpile appropriate and effective medical countermeasures to safeguard against this potential threat. The USG has established a requirement for the procurement of licensed Anthrax Vaccine Adsorbed to meet this urgent need.
The Department of Health and Human Services intends to negotiate a sole source procurement with BioPort Corporation under the authority of FAR 6.302-1, Only One Responsible Source and No Other Supplies or Services will Satisfy Agency Requirements.
D.2 Project Identification and Purpose
Provide 5 million doses of U.S. licensed Anthrax Vaccine Adsorbed (BioThrax®) in multi-dose vials to be delivered in appropriately packaged containers under controlled and secure conditions to the SNS.
AVA SOW Page l of 3

Attachment D.1, Contract No. 200-2005-11811
D.3 Specific Technical Requirements
The Contractor shall provide the necessary qualified personnel, facilities, material, equipment (except Government property) and services to produce, test, bottle, package, and prepare for pick up in accordance with BioPort’s Standard Operating Procedures and BioPort’s Food and Drug Administration Biologics License and all federal government, and statutory requirements applicable to the manufacture, formulation, filling, and testing of BioThrax for the SNS in accordance with requirements as outlined below:
Task 1 Vaccine Production and cGMP Compliance
a) The Contractor shall manufacture AVA in accordance with current GMP guidelines. The Contractor shall deliver 5 million doses of Final Drug Product (FDP) in 5 mL multi-dose vials, to the SNS within 18 months of contract award. AVA shall be made available for delivery not more than 60 days after the date of the FDA release, with the exception of lots [**] and [**].
b) The Contractor shall provide primary and secondary points of contact who will be available 24 hours per day, seven days per week to be notified in case of a public health emergency.
Task 2 — Potency, Stability, and Container/Closure Integrity Testing of Finished Vaccine
The Contractor shall perform all requisite assays and release tests, including but not limited to potency, identity, and stability testing in accordance with the FDA approved Biologic License Application (BLA)(License Number 1260, BL 103821).
AVA SOW Page 2 of 3

Attachment D.1, Contract No. 200-2005-11811
D.4 Reporting Requirements
The Contractor shall submit to the Contracting Officer and to the Project Officer progress reports covering the work accomplished during each reporting period. These reports are subject to the technical inspection and requests for clarification by the Project Officer. These shall be brief and factual and prepared in accordance with the following format:
(1)	Monthly Progress Reports: On the fifteenth of each month for the previous calendar month, the Contractor shall submit a Monthly Progress Report to the Project Officer and the Contracting Officer. A monthly report will not be required for the period when the final report is due. The Contractor shall submit one copy of the Monthly Progress Report electronically via e-mail. Any attachments to the e-mail report shall be submitted in Microsoft Word or WordPerfect 9 or compatible version. Such reports shall include the following specific information:

a.	The contract number and title, the period of performance being reported, the contractor’s name and address, the author(s), and the date of submission;

b.	Section I — An introduction covering the purpose and scope of the contract effort;

Section II — The report shall detail, document, and summarize the results of work done in performance of requirements of this contract during the period covered, and include a summary of work planned for the next reporting period. This shall include the information listed below that is applicable for the performance period during the month being reported:

Production capacity assessment problems and recommendations to include:

1. Raw material procurement status;

2. Inventory report of product manufactured and delivered to the USG under this contract.

3. Quality control testing and purity;

4. Quality control potency assessment;

5. FDA inspections and consultation results or recommendations;

6. Security assessment, problems and recommendations;

7. Physical storage monitoring and calibration reports for manufactured products.

8. Overall project assessment, problems encountered and recommended solutions, etc.
Section III — An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if behind planned progress, what corrective steps are planned. The project plan and delivery schedule will be updated in each Monthly Report and compared to the baseline plan and delivery schedule.
AVA SOW Page 3 of 3

[**]

Attachment D.3, Contract No. 200-2005-11811	OMB No. 1510-0056
ACH VENDOR/MISCELLANEOUS PAYMENT
ENROLLMENT FORM
This form is used for Automated Clearing House (ACH) payments with an addendum record that contains payment-related information processed through the Vendor Express Program. Recipients of these payments should bring this information to the attention of their financial institution when presenting this form for completion. See reverse for additional instructions.

PRIVACY ACT STATEMENT
The following information is provided to comply with the Privacy Act of 1974 (P.L. 93-579). All information collected on this form is required under the provisions of 31 U.S.C. 3322 and 31 CFR 210. This information will be used by the Treasury Department to transmit payment data, by electronic means to vendor’s financial institution. Failure to provide the requested information may delay or prevent the receipt of payments through the Automated Clearing House Payment System.

AGENCY INFORMATION

FEDERAL PROGRAM AGENCY

AGENCY IDENTIFIER:	AGENCY LOCATION CODE (ALC):	ACH FORMAT:
☐ CCD+ ☐ CTX

ADDRESS:

CONTACT PERSON NAME:			TELEPHONE NUMBER:
( )

ADDITIONAL INFORMATION:

PAYEE/COMPANY INFORMATION

NAME	SSN NO. OR TAXPAYER ID NO.

ADDRESS

CONTACT PERSON NAME:	TELEPHONE NUMBER:
( )

FINANCIAL INSTITUTION INFORMATION

NAME:

ADDRESS:

ACH COORDINATOR NAME:	TELEPHONE NUMBER:
( )

NINE-DIGIT ROUTING TRANSIT NUMBER:
--- --- --- --- --- --- --- --- ---

DEPOSITOR ACCOUNT TITLE:

DEPOSITOR ACCOUNT NUMBER:	LOCKBOX NUMBER:

TYPE OF ACCOUNT:

☐ CHECKING ☐ SAVINGS ☐ LOCKBOX

SIGNATURE AND TITLE OF AUTHORIZED OFFICIAL:	TELEPHONE NUMBER:
(Could be the same as ACH Coordinator)	( )

AUTHORIZED FOR LOCAL REPRODUCTION	SF 3881 (Rev. 2/2003)
Prescribed by Department of Treasury
31 U S C 3322; 31 CFR 210

Attachment D.3, Contract No. 200-2005-11811
Instructions for Completing SF 3881 Form
Make three copies of form after completing. Copy 1 is the Agency Copy; copy 2 is the Payee/Company Copy; and copy 3 is the Financial Institution Copy.
1.	Agency Information Section - Federal agency prints or types the name and address of the Federal program agency originating the vendor/miscellaneous payment, agency identifier, agency location code, contact person name and telephone number of the agency. Also, the appropriate box for ACH format is checked.
2.	Payee/Company Information Section - Payee prints or types the name of the payee/company and address that will receive ACH vendor/miscellaneous payments, social security or taxpayer ID number, and contact person name and telephone number of the payee/company. Payee also verifies depositor account number, account title, and type of account entered by your financial institution in the Financial Institution Information Section.
3.	Financial Institution Information Section - Financial institution prints or types the name and address of the payee/company’s financial institution who will receive the ACH payment, ACH coordinator name and telephone number, nine-digit routing transit number, depositor (payee/company) account title and account number. Also, the box for type of account is checked, and the signature, title, and telephone number of the appropriate financial institution official are included.
Burden Estimate Statement
The estimated average burden associated with this collection of information is 15 minutes per respondent or recordkeeper, depending on individual circumstances. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Financial Management Service, Facilities Management Division, Property and Supply Branch, Room B-101, 3700 East West Highway, Hyattsville, MD 20782 and the Office of Management and Budget, Paperwork Reduction Project (1510-0056), Washington, DC 20503.

PAGE OF PAGES AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE 1 1 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 00001 See Block 16c 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (if applicable) 6. ISSUED BY CODE 2536 7. ADMINISTERED BY (If other than Item 8) CODE Centers for Disease Control and Prevention (PGO) Acquisition & Assistance Branch 8, Team 1 2920 Brandywine Road, Room 3120 Atlanta, GA 30341-5539 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) 9A. AMENDMENT OF SOLICITATION NO. BIOPORT CORPORATION 3500 N. MARTIN LUTHER KING, JR. BLVD. LANSING, MI 48906-2933 9B. DATED (See Item 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2005-11811 X 10B. DATED (See Item 13) CODE 026489018 FACILITY CODE 05/05/2005 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___is extended, ___is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X Contract Clause C.4 Indemnification
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, x is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to: (1) indemnify the contractor pursuant to the attached memorandum of decision, signed by the Secretary of Department of Health and Human Services. (2) The indemnification agreement is hereby incorporated into the contract. (3) As a result of items (1) and (2) above, the contract price and performance period remain unchanged. (4) all other terms and conditions of the contract remain unchanged and in full force and effect. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME OF CONTRACTING OFFICER Robert G. Kramer Joe G. Little, Jr.
15B. CONTRACTOR/OFFEROR 16B. UNITED STATES OF AMERICA /s/ Robert G. Kramer BY /s/ Joe G. Little, Jr. 15C. DATE SIGNED 16C. DATE SIGNED (signature of person authorized to sign) 2/23/06 (Signature of Contracting Officer) 02/23/2006
NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) PREVIOUS EDITION UNUSABLE 30-105 Prescribed by GBA FAR (48 CFR) 53.243

MEMORANDUM OF DECISION
SUBJECT: Authority under the residual powers provisions of Public Law 85-804 to include Indemnification Clause in Contract No. 200-2005-11811, awarded May 5, 2005 to BioPort Corporation.
BioPort Corporation (BioPort) has requested that the Department of Health and Human Services (HHS) indemnify it against risks associated with supplying anthrax vaccine adsorbed (AVA) pursuant to Office of Public Health Emergency Preparedness Contract No. 200-2005-11811 (the Contract).
I adopt as applicable to the Contract the findings of former Acting Secretary of the Army Brownlee with respect to unusually hazardous risks contained in the second, fourth, and fifth sentences of the second paragraph of his September 28, 2004 memorandum of decision authorizing indemnification of BioPort (attached). I note that the Food and Drug Administration affirmed the conclusion referenced by former Acting Secretary Brownlee in a December 19, 2005 final order. I further adopt, with respect to AVA acquired under the Contract, the definition of unusually hazardous risks contained in TAB A, section a, appended to that memorandum. The use of this definition is for the purposes of this contract indemnification matter only. It has no bearing on, and is unrelated to, any determination by the Food and Drug Administration (FDA) concerning the safety or effectiveness of AVA or any other product.
This indemnification shall include BioPort, its affiliates (including, but not limited to Emergent BioSolutions Inc.), subsidiaries, divisions, and organizational units, together with their officers, directors, employees, agents, successors and assigns; provided, that with respect to successors or assigns responsible for the performance of any executory contract subject to this memorandum, this indemnification shall include only those successors or assigns with whom BioPort has entered into a Government-approved novation agreement, or, where appropriate, as to whom a change-of-name-agreement has been executed in accordance with the Federal Acquisition Regulation (FAR).
I adopt the findings of the Acting Secretary as to the availability, cost and terms of private insurance to specifically cover these risks, as well as self-insurance. Based on this evaluation, and except as otherwise provided herein, all liabilities of BioPort arising from the above-described unusually hazardous risks with respect to AVA acquired under the Contract shall be subject to indemnification. Accordingly, except with regard to BioPort’s workers’ compensation insurance or as deemed necessary by the Department of Homeland Security should BioPort receive certification under the SAFETY Act, the Government will not require that Contractor purchase or maintain any insurance coverage as a condition of the indemnification hereby authorized.

Page 2 — BioPort Corp./Memorandum of Decision
Based on my findings that: (1) AVA serves as a significant bioterrorism countermeasure; and (2) the Contract provides that the Government will not administer the vaccine to human subjects until I have approved a request for indemnification; I further find that the use of an indemnification clause in the contract to cover the unusually hazardous risks defined above will facilitate the national defense. Because BioPort is licensed by the FDA to produce AVA, I further determine that BioPort is in compliance with applicable Government safety requirements.
The Government retains the right to closely monitor any and all litigation of claims arising out of the Contract between BioPort and HHS, including any and all dispute resolution proceedings or settlement discussions involving claims. As a condition of indemnification, BioPort shall fully cooperate with the Government’s efforts to effect such monitoring.
“Claim” or “claims” shall mean claims arising out of the Contract between BioPort and HHS for relief of any sort relating to the unusually hazardous risks as defined above asserted in court, arbitration or dispute resolution proceedings, and claims or demands presented to the Contractor without the institution of formal proceedings. Reference to “claims,” “losses,” or “damages” include all claims (as defined above), losses or damages that are identified on or after the date of this memorandum.
“Contractor” means BioPort, its affiliates (including without limitation Emergent BioSolutions Inc.), subsidiaries, divisions, and organizational units.
“Indemnify” means to indemnify and hold harmless.
Legal fees and expenses incurred by Contractor are subject to indemnification to the extent that the Secretary determines these amounts to be just and reasonable. These legal fees and expenses specifically include, but are not limited to, any and all costs (including reasonable legal fees and expenses) relating to invoking the protections of the SAFETY Act and/or defending its applicability, legality and/or constitutionality, to the extent that such costs (1) are not covered by any insurance the contractor is required to obtain to meet SAFETY Act qualification requirements, and (2) are incurred in connection with the defense of a claim or claims as defined herein. Further, HHS agrees to consider and pay promptly all submissions for reimbursement by Contractor for all reasonable legal fees and expenses that are incurred in connection with the foregoing or otherwise subject to indemnification and to make prompt payment therefore consistent with the requirement for HHS to obtain supplemental appropriations, if applicable, and the legal standards on HHS under the Anti-Deficiency Act.
In view of the foregoing and pursuant to the authority vested in me by the residual power provisions of Public Law 85-804 (50 U.S.C. §§ 1431-1433, 1435) and Executive Order 10789, as amended, I hereby authorize the Contracting Officer to modify the Contract to include the indemnification clause set forth at FAR § 52.250-1 in the Contract, provided that: (1) the Contract defines unusually hazardous risks as set forth above, and (2) the indemnification clause shall be so interpreted as to effectuate the policies set forth at FAR § 50.102.

Page 3 — BioPort Corp./Memorandum of Decision
As a condition of this indemnification, BioPort shall submit to the Secretary of Homeland Security an application for the designation of AVA as a qualified anti-terrorism technology (QATT) under section 862(b) of the Homeland Security Act of 2002 (6 U.S.C. § 442(b)). In the event that the Secretary of Homeland Security designates AVA as a QATT, this indemnification shall remain effective according to its terms with respect to such residual indemnified liabilities on the part of BioPort as may remain or survive following application of the SAFETY Act, provided that BioPort has complied with the SAFETY Act and its implementing regulations.
Should the Secretary of Homeland Security decline to designate AVA as a QATT, this indemnification shall remain in effect according to its terms. See 68 Fed. Reg. 59684, 59694 (Oct. 16, 2003).
As permitted by FAR 50.403-2(d) and FAR 52.250-1(e), and when justified by the circumstances, I authorize the Contracting Officer to permit BioPort to provide for indemnification of its first and second-tier subcontractors, provided that the indemnification is limited to the unusually hazardous risks defined in this Memorandum of Decision and that the Contracting Officer approves BioPort’s request for subcontractor indemnification in writing.
It is not possible to determine the actual or estimated cost to the government as the result of the use of this indemnification clause, inasmuch as the liability of the government, if any, will depend upon the occurrence of incidents within the definition of unusually hazardous risks.

/s/ Michael O. Leavitt
Michael O. Leavitt

TAB A
DEFINITION OF UNUSUALLY HAZARDOUS RISKS
AND LIMITATIONS ON COVERAGE
     a. Definition of Unusually Hazardous Risks.
     Release (or alleged release) of an infectious agent or toxic material into the environment in connection with activities undertaken pursuant to the contract that results (or allegedly results), either directly or indirectly, in human exposure to or environmental damage by an infectious material or toxic material involved with the production or testing of vaccines pursuant to the contract. Such activities may include, but are not limited to: (1) storage, use, testing, or handling of the live vaccine products, their intermediate precursors or infectious agents or toxins that are used as challenge materials for test of the products or intermediates; (2) transportation of such substances; and (3) disposal of such substances.
     Adverse reaction (or alleged adverse reaction) in a human from administration of a vaccine or other material used in the production or testing of the vaccine, in conjunction with or as a result of the performance of the contract, or administration of a vaccine produced, tested, or delivered under the contract.
     The term adverse reaction includes anaphylaxis and other foreseeable and unforeseeable adverse reactions. Such reactions include, but are not limited to: (1) reactions directly attributable to and resulting from the administration of the vaccine or other material involved with the vaccine production or testing (to include challenge materials); (2) reactions that manifest long after exposure, but which are directly attributable to and resulting from the administration of the vaccine or other material involved with the production, or testing of the vaccine; (3) the failure of the vaccine to perform as intended or otherwise confer immunity; or (4) performance by the vaccine in a manner not intended.
     b. Limitations on Coverage.
     Notwithstanding any other provision in the indemnification clause or Memorandum of Decision, BioPort Corporation and its subcontractors shall not be indemnified against grossly negligent or criminal behavior on the part of BioPort Corporation’s or its subcontractors’ directors, officers, or managers who have supervision over, or direction of, all or substantially all of the operations at any one plant or separate locations where the contract or a subcontract is being performed.
Attachment No. 4 to
Contract W9113M-04-B-0002

3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT `	1. CONTRACT ID CODE	PAGE OF PAGES 1 1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(if applicable)*
00001	**See Block 16c**		

6. ISSUED BY CODE 2536	7. ADMINISTERED BY *(If other than Item 8)* CODE
Centers for Disease Control and Prevention (PGO) **Acquisition & Assistance Branch 8, Team 1** **2920 Brandywine Road, Room 3120** **Atlanta, GA 30341-5539**	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*		9A. AMENDMENT OF SOLICITATION NO.
BIOPORT CORPORATION **3500 N. MARTIN LUTHER KING, JR. BLVD.** **LANSING, MI 48906-2933**		9B. DATED *(See Item 11)*
		10A. MODIFICATION OF CONTRACT/ORDER NO. **200-2005-11811**
	X	10B. DATED *(See Item 13)*
CODE **026489018** FACILITY CODE		**05/05/2005**

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: **Contract Clause C.4 Indemnification**
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor is not, **x** is required to sign this document and return **1** copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to:

(1) indemnify the contractor pursuant to the attached memorandum of decision, signed by the Secretary of Department of Health and Human Services.
(2) The indemnification agreement is hereby incorporated into the contract.
(3) As a result of items (1) and (2) above, the contract price and performance period remain unchanged.
(4) all other terms and conditions of the contract remain unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME OF CONTRACTING OFFICER	
Robert G. Kramer		**Joe G. Little, Jr.**	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Robert G. Kramer (signature of person authorized to sign)	2/23/06	BY /s/ Joe G. Little, Jr. *(Signature of Contracting Officer)*	02/23/2006

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE
30-105
STANDARD FORM 30 (REV. 10-83)
Prescribed by GBA
FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICAITON NO. Modification 00003 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicble)
6. ISSUED BY CODE 7. ADMINISTERED BY (If other than Item 6) CODE Department of Health & Human Services OS/OPHEP/ORDC 200 Independence Ave., S.W. Room 636G Washington, D.C. 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) BioPort Corporation 3500 N. Martin Luther King, Jr. Blvd. Lansing, MI 48906-2933 (X) 9A. AMENDMENT OF SOLICIATION NO.
9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200600019C 10B. DATED (SEE ITEM 11) 05/05/05 CODE FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPIRATION DATA (If required) TIN: 383412788 CAN: 1991535 Appropriation: 7560140 O.C. 25.2A $120,000,000.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 .
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER CHECK ONE NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X FAR 52.243-1, Changes
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to modify the statement of work, apply the indemnification to the modified contract number, and purchase an additional 5 million doses of AVA as reflected on page 2 through 3. 1. The total contract amount is increased by $120,000,000 from $122,737,000 to $242,737,000 2. The total allotted amount is increased by $120,000,000 from $122,737,000 to $242,737,000 3. The contract period of performance is extended from September 30, 2006 to September 30, 2007. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Robert G. Kramer, President & CEO Brian K. Goodger
15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED /s/ Robert G. Kramer 5/4/06 /s/ Brian K. Goodger 5/4/06
(Signature of person authorized to sign) (Signature of Contracting Officer)
NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

HHSO100200600019C, modification 3	BioPort
The contract is hereby modified as follows:
SECTION B
Contract Schedule
AVA available doses for the period May 8, 2006 — May 5, 2007.

ITEM NO.	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0004	BioThrax Vaccine Anthrax Vaccine Adsorbed (AVA) BioThrax®	5,000,000 Doses	$[**] FFP	$120,000,000.00

		TOTAL: 5,000,000 Doses		$120,000,000.00
SECTION C — CONTRACT CLAUSES
C.1.1 Method of Delivery
b.	The USG will receive and transport product from the manufacturer approximately bi-monthly. A first delivery of approximately [**] doses shall be available for inspection and acceptance immediately after award of the contract modification. The contractor shall invoice and be paid upon acceptance of the first delivery. Upon acceptance of the first delivery at the manufacturer’s location, the manufacturer shall store the USG vaccine in cGMP conditions in segregated storage until the first scheduled shipment on or about August 15. Subsequent deliveries and shipments shall occur as follows:

	Target Quantities to be	Target Quantities to be
	Delivered (Inspection	Shipped to SNS
Estimated “Delivery Dates”	and Acceptance)	Location
Immediately after Contract Award	[**]	[**]
August 15, 2006	[**] — [**]	[**] — [**]
October 15, 2006	[**] — [**]	[**] — [**]
December 16, 2006	[**] — [**]	[**] — [**]
February or March, 2007 (balance to be delivered by May 5, 2007 at the latest)	[**] — [**]	[**] — [**]
d.	Except for the acceptance of the first delivery, acceptance of the product shall be deemed to have occurred after USG inspection and in accordance with C.1.2, and upon delivery of the FDA-released product to the USG designated carrier on the periodic transport dates as provided in (b.) above. Contractor will invoice the USG immediately upon acceptance.

(End of Clause)
C.4 Indemnification
The indemnification granted under contract number 200-2005-11811, modification 0001, dated 2/23/2006, applies to this contract (HHSO100200600019C).

HHSO100200600019C, modification 3	BioPort
C.8 Invoice Submission (July 1999)
(a)	The Contractor shall submit an original and one (1) copy of contract invoices to the address shown below:
Department of Health & Human Services
Office of Research & Development Coordination
Attn: Brian K. Goodger, Contracting Officer
200 Independence Ave. S.W.
Room 636-G
Washington, DC 20201
C.12 Risk of Loss
Under paragraph (j) of FAR clause 52.212-4, risk of loss of or damage to vaccine under Item 0004 shall pass to the Government upon acceptance by the Government, except to the extent provided in FAR 52.212-4(a) regarding nonconforming items. The Contractor remains responsible for ensuring that during the Contractor’s storage of the product that all doses shall remain in compliance with FDA cGMP guidelines. In the event that the Contractor or its subcontractor fails to comply with FDA cGMP guidelines for storage of the product, the Contractor shall replace those units of product not stored in compliance with FDA guidelines.
SECTION D — CONTRACT DOCUMENTS, EXHIBITS OR ATTACHMENTS
Section D — List Of Attachments

Item	Description	Attachment
1	Revised Statement of Work (modified on page 2, Task 1)	D.1, 3 pages
All Other Terms & Conditions of the Contract Remain Unchanged.

HHSO100200600019C, modification 3	BioPort
STATEMENT OF WORK
Acquisition of Licensed Anthrax Vaccine Adsorbed (BioThrax®)
for the Strategic National Stockpile (SNS)
D.1 Background and Need
The Federal Response Plan of the Department of Homeland Security designates the Department of Health and Human Services (HHS) as the lead agency for public health and medical response to manmade or natural disasters. In 2002, HHS established the Office of Public Health Emergency Preparedness (OPHEP). This office is responsible for the implementation of a comprehensive HHS strategy to protect from, and be prepared to respond to, acts of bioterrorism and other public health emergencies threatening the civilian population. The Office of Research and Development Coordination (ORDC) in OPHEP has the primary responsibility within HHS to contract for large-scale manufacturing and delivery of licensed and licensable products to the Strategic National Stockpile (SNS) in preparation for response to a public health emergency.
Recent, significant changes in both the nature, regularity, and degree of the threat posed by the use of infectious agents as weapons of biological warfare have generated increased concern for the safety of the general American populace. Following the deliberate exposure of citizens of the United States to Bacillus anthracis (B. anthracis) spores in 2001, there is an urgent need to stockpile appropriate and effective medical countermeasures to safeguard against this potential threat. The USG has established a requirement for the procurement of licensed Anthrax Vaccine Adsorbed to meet this urgent need.
The Department of Health and Human Services intends to negotiate a sole source procurement with BioPort Corporation under the authority of FAR 6.302-1, Only One Responsible Source and No Other Supplies or Services will Satisfy Agency Requirements.
D.2 Project Identification and Purpose
Provide 5 million doses of U.S. licensed Anthrax Vaccine Adsorbed (BioThrax®) in multi-dose vials to be delivered in appropriately packaged containers under controlled and secure conditions to the SNS.

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HHSO100200600019C, modification 3	BioPort
D.3 Specific Technical Requirements
The Contractor shall provide the necessary qualified personnel, facilities, material, equipment (except Government property) and services to produce, test, bottle, package, and prepare for pick up in accordance with BioPort’s Standard Operating Procedures and BioPort’s Food and Drug Administration Biologics License and all federal government, and statutory requirements applicable to the manufacture, formulation, filling, and testing of BioThrax for the SNS in accordance with requirements as outlined below:
Task 1 Vaccine Production and cGMP Compliance
a)	The Contractor shall manufacture AVA in accordance with current GMP guidelines. The Contractor shall deliver 5 million doses of Final Drug Product (FDP) in 5 mL multi-dose vials, to the SNS by May 5, 2007. No lots shall be accepted that have an expiration date before December 7, 2008.

b)	The Contractor shall provide primary and secondary points of contact who will be available 24 hours per day, seven days per week to be notified in case of a public health emergency.
Task 2 — Potency, Stability, and Container/Closure Integrity Testing of Finished Vaccine
The Contractor shall perform all requisite assays and release tests, including but not limited to potency, identity, and stability testing in accordance with the FDA approved Biologic License Application (BLA)(License Number 1260, BL 103821).

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HHSO100200600019C, modification 3	BioPort
D.4 Reporting Requirements
The Contractor shall submit to the Contracting Officer and to the Project Officer progress reports covering the work accomplished during each reporting period. These reports are subject to the technical inspection and requests for clarification by the Project Officer. These shall be brief and factual and prepared in accordance with the following format:
(1)	Monthly Progress Reports: On the fifteenth of each month for the previous calendar month, the Contractor shall submit a Monthly Progress Report to the Project Officer and the Contracting Officer. A monthly report will not be required for the period when the final report is due. The Contractor shall submit one copy of the Monthly Progress Report electronically via e-mail. Any attachments to the e-mail report shall be submitted in Microsoft Word or WordPerfect 9 or compatible version. Such reports shall include the following specific information:

a.	The contract number and title, the period of performance being reported, the contractor’s name and address, the author(s), and the date of submission;

b.	Section I — An introduction covering the purpose and scope of the contract effort;

Section II — The report shall detail, document, and summarize the results of work done in performance of requirements of this contract during the period covered, and include a summary of work planned for the next reporting period. This shall include the information listed below that is applicable for the performance period during the month being reported:

Production capacity assessment problems and recommendations to include:
1.	Raw material procurement status;

2.	Inventory report of product manufactured and delivered to the USG under this contract.

3.	Quality control testing and purity;

4.	Quality control potency assessment;

5.	FDA inspections and consultation results or recommendations;

6.	Security assessment, problems and recommendations;

7.	Physical storage monitoring and calibration reports for manufactured products.

8.	Overall project assessment, problems encountered and recommended solutions, etc.
Section III — An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if behind planned progress, what corrective steps are planned. The project plan and delivery schedule will be updated in each Monthly Report and compared to the baseline plan and delivery schedule.

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